GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated December 29, 2023

to

The Gabelli Global Content & Connectivity Fund’s Summary Prospectus dated April 28, 2023

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 28, 2023, of The Gabelli Global Content & Connectivity Fund (the “Fund”), a series of GAMCO Global Series Funds, Inc. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

The Portfolio Managers

Effective December 31, 2023 (the “Effective Date”), Mr. Evan Miller will no longer serve as an associate portfolio manager of the Fund.

As a result of this change, all references to Mr. Evan Miller in the Summary Prospectus are hereby deleted.

Please refer to the Fund’s statutory prospectus for additional information about the management of the Fund.

STOCKHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE